SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 27, 2002
                        (Date of earliest event reported)



                             BLACK HILLS CORPORATION
             (Exact name of Registrant as specified in its charter)

      South Dakota                 001-31303                    46-0458824
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                          Identification Number)




                                625 Ninth Street
                                 P. O. Box 1400
                         Rapid City, South Dakota 57709
                    (Address of principal executive offices)



                                 (605) 721-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)




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Item 5.           Other Information.
                  ------------------

                  The Company has amended and extended until May 26, 2003 a $50 million secured financing for the expansion of its Las Vegas II project, a 224 megawatt gas-fired combined-cycle power generation facility under construction near Las Vegas, NV.

                  A copy of the News Release issued on November 27, 2002 is attached as Exhibit 99.

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

                  (c) Exhibits:

                      99 News Release dated November 27, 2002 announcing the extension of a $50 million secured financing for the expansion of the Las Vegas II project.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BLACK HILLS CORPORATION




                                         By:  /s/ Mark T. Thies
                                              -----------------
                                              Mark T. Thies
                                              Sr. Vice President
                                                 and Chief Financial Officer

Date:   December 2, 2002






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                                  Exhibit Index

Exhibit
Number            Description
-------           -----------

99 News Release dated November 27, 2002 announcing the extension of a $50 million secured financing for the expansion of the Las Vegas II project.



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